DocuSign Envelope ID: 8FB21A2D-C6EC-4CA4-A788-084420689F12

Exhibit 10.24

AMENDMENT EXECUTION PAGE

Plan Name:Amphenol Corporation Employee Savings/401(k) Plan (the "Plan")

Employer:Amphenol Corporation

[Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.]

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
PARTICIPATING EMPLOYERS ADDENDUM	01/01/2021

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer:	Amphenol Corporation	Employer:	Amphenol Corporation

By:	/s/ Lily Mao	By:

Title:	Corporate Sr. HR Director	Title:

Date:	10/7/2020	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer's corporate policy mandates two authorized signatures.

Accepted by:	Fidelity Management Trust Company, as Trustee

By:	/s/ Greg Perkins	Date:	10/8/2020

Title:	Authorized Signer

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
85085-1601950242AA

© 2014 FMR LLC

All rights reserved.

DocuSign Envelope ID: 8FB21A2D-C6EC-4CA4-A788-084420689F12

PARTICIPATING EMPLOYERS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

Note: All participating employers must be a business entity of a type recognized under Treasury Regulation Section 301.7701-2(a).

(a)☑   Only the following Related Employers (as defined in Subsection 2.01(rr) of the Basic Plan Document) participate in the Plan (list each participating Related Employer and its Employer Tax Identification Number):

Amphenol (Maryland), Inc., 52-1176780

Amphenol Adronics, Inc., 99-0361205

Amphenol Alden Products Company, 20-4441798

Amphenol Cables on Demand Corp., 20-5939172

Amphenol EEC, Inc., 32-0040123

Amphenol Interconnect Products Corporation, 06-1237121

Amphenol Nelson-Dunn Technologies Inc., 95-2013186

Amphenol Optimize Manufacturing Co., 86-0503978

Amphenol PCD, Inc., 04-3752492

Amphenol Printed Circuits, 02-0502908

Amphenol T&M Antennas, 06-1574456

Amphenol Tecvox LLC, 46-4191856

Ardent Concepts, 20-0050339

FCI USA LLC, 27-1370902

Piezotech, LLC, 35-2091566

Sine Systems Corporation, 06-1274360

Times Fiber Communications, Inc., 06-0955048

Times Microwave Systems, Inc., 01-0816035

SV Microwave, Inc., 65-0368031

(b)☐   All Related Employer(s) as defined in Subsection 2.01(rr) of the Basic Plan Document participate in the Plan.

Volume Submitter Defined Contribution Plan – 10/2014	PS Plan
85085-1601950242AA

© 2014 FMR LLC

All rights reserved.